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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): July 21, 2003


                        WFS Financial 2003-1 Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        Delaware                      333-101842-02            94-3401639
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
(State or other jurisdiction         (Commission              (IRS employer
    of incorporation)                file number)          identification no.)


c/o WFS Receivables Corporation 3 (as Originator of the Trust)
444 East Warm Springs Road # 116
Las Vegas, Nevada                                                 89119
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(Address of principal executive offices)                        (Zip code)
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Registrant's telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-101842-02
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ITEM 5. OTHER EVENTS

On January 17, 2003, the Commission declared effective a Registration Statement on Form S-3 (File No. 333-101842) under the Securities Act of 1933, as amended
(the "Securities Act"), providing for the issuance by the Originator of several series of asset-backed securities through a series of trusts to be originated by the Originator. The WFS Financial 2003-1 Owner Trust (the "Trust") is one of the trusts to be so originated and the Trust issued the following securities, consisting of Auto Receivable Backed Notes in seven classes, pursuant to a prospectus dated as of February 24, 2003 consisting of a prospectus supplement and base prospectus (the "Prospectus"):

                    $267,000,000 1.31% Class A-1 Notes,
                    $313,000,000 1.50% Class A-2 Notes,
                    $326,000,000 2.03% Class A-3 Notes,
                    $282,000,000 2.74% Class A-4 Notes,
                    $ 57,375,000 2.94% Class B Notes,
                    $ 60,750,000 3.56% Class C Notes,
                    $ 37,125,000 3.99% Class D Notes

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes and Class D Notes (the "Notes") were issued by the Trust on
February 27, 2003. The Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Prospectus, the assets of the Trust include (i) a pool of retail installment contracts secured by liens on new and pre-owned automobiles and light trucks ("Contracts") and (ii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom. The Trust did not issue any certificates representing ownership interests in the assets of the Trust pursuant to the Prospectus, but did issue certificates to the Originator. The certificates issued to the Originator are not registered pursuant to the Registration Statement, as amended.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and the Originator of the Trust, the Indenture Trustee will deliver to each Noteholder with respect to each monthly distribution to holders of the Notes a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master
Servicer is required to provide to both the Indenture Trustee and the Owner
Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the monthly reporting period preceding each Distribution Date
(the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the July 21, 2003
Distribution Date are filed herewith as Exhibits 20.1 and 20.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts and other funds received in the amount of $48,350,049.46 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the

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Reinvestment Contract entered into among Western Financial Bank, WFS Financial
Auto Loans 2, Inc. and the Indenture Trustee (the "RIC"), or as otherwise required by the Agreement, and $48,350,049.46 was distributed from the RIC or otherwise to the Indenture Trustee for distribution to the holders of the Notes and as otherwise required by the Indenture applicable to the Trust and the Agreement on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form
8-K relates that would be reportable under Items 1 through 5 of Part II of Form
10-Q.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WFS FINANCIAL 2003-1 OWNER TRUST

                                        By: WFS Financial Inc
                                            as Master Servicer


Date: July 25, 2003                     /s/ SUE TYNER
                                        ----------------------------------------
                                        Sue Tyner, Vice President and
                                        Assistant Controller


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                                INDEX TO EXHIBITS

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
    Exhibit No.                            Description                                  Page
    -----------                            -----------                                  ----
       20.1      Statement to Securityholders as to the July 21, 2003                    ___
                 Distribution Date

       20.2      Distribution Date Statement dated as of June 30, 2003                   ___
                 for the July 21, 2003 Distribution Date
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